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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 16, 1999

                    NUTRITION FOR LIFE INTERNATIONAL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     Texas
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                (State or other jurisdiction of incorporation)

         0-26362                                         76-0416176
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 (Commission File Number)                   (IRS Employer Identification Number)

               9101 Jameel, Suite 180, Houston, TX       77040
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             (Address of principal executive offices)  (Zip code)

       Registrant's telephone number, including area code (713) 460-1976

   __________________________(Former address, if changed since last report)


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                    NUTRITION FOR LIFE INTERNATIONAL, INC.

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 4. Changes in Registrant's Certifying Accountant

        On September 16, 1999, the Company determined to engage Grant Thornton LLP as the principal accountant to audit the Company's financial statements for the fiscal year ending September 30, 1999. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company.

        The Report of BDO Seidman LLP, on the financial statements of the Company for either of the past two fiscal years in the period ended September 30, 1998 did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. The Company does not believe that there were any disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during those past two fiscal years and the subsequent interim period through September 16, 1999 which, if not resolved to BDO Seidman LLP's satisfaction, would have caused BDO Seidman LLP to make reference to the subject matter of the disagreement(s) in connection with its Reports.

        During the two most recent fiscal years, there have been no reportable events as defined in Regulation S-K Item 304 (a) (1) (v). However, during fiscal 1999, BDO Seidman, LLP advised the Company of the need to evaluate for impairment the unamortized carrying value of the Audio Production Rights which balance at September 30, 1998 and as of the third quarter ended June 30, 1999
was $        and $     , respectively. The Company will evaluate the carrying
value of such Audio Production Rights for impairment at September 30, 1999. The Company has not had discussions with its new independent public accounts regarding documentation requirements on the above issue. In accordance with Regulation S-K Item 304 (a) (1) (v) (D) (1), the Company has reported this matter because BDO Seidman, LLP could not resolve this issue as BDO Seidman, LLP will not be the Company's certified independent auditors at the Company's fiscal year end.


        The Company has requested BDO Seidman LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from BDO Seidman LLP is included as Exhibit 16 to this Report, stating its agreement with the statements made by the Company in this Report.

        Prior to its engagement as the Company's independent accountant, Grant Thornton LLP had not been consulted by the Company either with respect to the application of accounting principals to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements, with a written report or oral advice provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, and Grant Thornton had not been consulted by the Company as to any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

        The Company has requested Grant Thornton LLP to review the disclosure required in this Report before it is filed with the Commission and has provided Grant Thornton LLP with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expressions of its views, or the respects to which it does not agree with the statements made in this Report. Grant Thornton LLP has informed the Company that it has reviewed these disclosures and does not intend to furnish the Company with such a letter.

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ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

        16. Letter from BDO Seidman LLP.


                                  Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NUTRITION FOR LIFE INTERNATIONAL, INC.


Dated:  September 23, 1999             By: /s/ David P. Bertrand
                                          -------------------------------------
                                           David P. Bertrand, President


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